                                                                    EXHIBIT 4.2


COMMON STOCK                                                       COMMON STOCK

                                       OBL

                        ORTHOPAEDIC BIOSYSTEMS LTD., INC.


Number OB ____________________                         Shares _________________


INCORPORATED UNDER THE LAWS OF                                  SEE REVERSE FOR
         THE STATE OF ARIZONA                               CERTAIN DEFINITIONS
                                                              CUSIP 68751A 10 5





         THIS CERTIFIES THAT


         IS THE RECORD HOLDER OF

    FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF


                        ORTHOPAEDIC BIOSYSTEMS LTD., INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

                  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


ASSISTANT SECRETARY           [SEAL]       CHAIRMAN AND CHIEF EXECUTIVE OFFICER

         KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED, THE BANK MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM    - as tenants in common                             UNIF GIFT MIN ACT -   _________ Custodian __________
TEN ENT    - as tenants by the entireties                                               (Cust)             (Minor)
JT TEN     - as joint tenants with right of                                         under Uniform Gifts to Minors
             survivorship and not as tenants                                        Act___________________________
             in common                                                                          (State)
                                                              UNIF TRF MIN ACT -   ______Custodian (until age _____)
                                                                                   (Cust)
                                                                                   _______under Uniform Transfers
                                                                                   (Minor)
                                                                                   to Minors Act________________
                                                                                            (State)



     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
            [                ]

-------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)




                                                                          Shares
-------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within named Bank with full power of substitution in the premises.

Dated:

                                             X
                                               ---------------------------------

                                             X
                                               ---------------------------------

                                     NOTICE: THE SIGNATURES TO THIS
                                             ASSIGNMENT MUST CORRESPOND
                                             WITH THE NAME(S) AS WRITTEN
                                             UPON THE FACE OF THE
                                             CERTIFICATE IN EVERY
                                             PARTICULAR, WITHOUT
                                             ALTERATION OR ENLARGEMENT
                                             OR ANY CHANGE WHATSOEVER.


Signature(s) Guaranteed



By
   --------------------------------------

THE SIGNATURES MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM). PURSUANT
TO S.E.C. RULE 17Ad-15.